UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21564

Blue Rock Market Neutral Fund, LLC
445 East Lake Street, Suite 230

Wayzata, Minnesota 55391
 (Address of principal executive offices)

Blue Rock Advisors, Inc.

445 East Lake Street, Suite 230

Wayzata, Minnesota 55391
 (Name and address of agent for service)

Registrant's telephone number, including area code: (952) 229-8700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

Blue Rock Market Neutral Fund, LLC Financial Statements as of and for the Fiscal Year Ended March 31, 2010

TABLE OF CONTENTS

Letter to Investors	1

Schedule of Investments	2-3

Allocation by Sub-Strategy	3

Statement of Assets, Liabilities and Members’ Capital	4

Statement of Operations	5

Statement of Cash Flows	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to the Financial Statements	9-16

Report of Independent Registered Public Accounting Firm	17

Managers and Officers	18

Other Information	19

Advisory Agreement Renewal	20-21

May 28, 2010

Dear Investor,

Enclosed please find the March 31, 2010 annual financial statements for Blue Rock Market Neutral Fund, LLC (the “Fund”).  The Fund’s sixth fiscal year began on April 1, 2009 and concluded with a return of 6.39%.

The Fund invests primarily in private investment funds that utilize long-short market-neutral investment strategies.  We believe the Fund is positioned to provide capital appreciation and to limit exposure to market risk.

Sincerely,

Robert W. Fullerton

Principal Executive Officer

Blue Rock Market Neutral Fund, LLC

Schedule of Investments
March 31, 2010

	Cost	Fair Value	% Of Members’ Capital	Initial Acquisition Date[3]	Liquidity[3]

INVESTMENTS IN PORTFOLIO FUNDS[1,2]

Investment Funds
Bermuda - Market Neutral Equity
Scopia International Limited	$201,886	$267,397	0.18%	08/01/05	Quarterly
Scopia PX International Limited	6,219,367	7,114,986	4.88	01/01/08	Quarterly

British Virgin Islands - Market Neutral Equity
Numeric World Market Neutral Fund Offshore I, Ltd.	10,230,048	8,430,961	5.78	10/01/06	Monthly
Rivanna Offshore Partners, Ltd.	6,663,435	7,325,536	5.03	02/01/08	Monthly

Cayman Islands - Market Neutral Equity
Altairis Offshore	3,657,733	4,919,900	3.38	01/01/06	Monthly
Altairis Offshore Levered	7,926,546	9,752,518	6.69	04/01/09	Monthly
Blackrock Health Sciences (Offshore) Hedge Fund [4]	7,500,000	7,888,862	5.41	08/01/09	Monthly
Calvary Market Neutral Offshore, Ltd. [4]	8,172,170	8,297,246	5.69	08/01/09	Quarterly
CZ Equilibria UK Fund Limited [4]	6,783,671	7,000,006	4.80	03/01/08	Monthly
Dirigo, Ltd.	7,328,466	8,476,245	5.82	09/01/07	Quarterly
FrontPoint Offshore Financial Services Fund, L.P.	8,217,775	14,419,852	9.89	10/01/06	Quarterly
Frontpoint Offshore Healthcare Fund, L.P.	9,665,167	10,750,352	7.38	01/01/09	Quarterly
Frontpoint Offshore Utility and Energy Fund, L.P.	12,190,175	13,387,119	9.19	01/01/09	Quarterly
Loomis Sayles Consumer Discretionary
Hedge Fund, Ltd.	6,752,501	7,029,064	4.82	02/01/05	Monthly
Seasons Core Fund, Ltd. [4]	1,412,535	1,367,548	0.94	10/01/07	Quarterly
Seasons Leveraged Core Fund, Ltd. [4]	2,855,000	2,754,077	1.89	10/01/09	Quarterly
Seligman Spectrum Focus Fund	12,922,714	14,795,829	10.15	10/01/07	Monthly
The Ratio European Fund [4]	2,962,550	2,881,721	1.98	09/01/08	Monthly

Ireland - Market Neutral Equity
Lazard Japan Carina Fund, PLC [4]	950,997	1,023,957	0.70	01/01/06	Monthly

Total Investment Funds	122,612,736	137,883,176	94.60

Limited Partnerships
United States - Market Neutral Equity
FrontPoint Consumer and Industrials Onshore Fund, L.P.	2,505,538	2,838,332	1.95	08/01/07	Quarterly

Total Limited Partnerships	2,505,538	2,838,332	1.95

Total Investments in Portfolio Funds	$125,118,274	$140,721,508	96.55%

Blue Rock Market Neutral Fund, LLC

Schedule of Investments (Continued)
March 31, 2010

			% Of
			Members’
	Cost	Fair Value	Capital

SHORT-TERM INVESTMENTS
Fidelity Institutional Money Market Treasury Portfolio	$6,414,690	$6,414,690	4.40%

Total Investments in Portfolio Funds
and Short-Term Investments	$131,532,964	147,136,198	100.95

Liabilities less Other Assets		(1,390,704)	(0.95)

Members’ Capital		$145,745,494	100.00%

1All of the Fund’s investments in Portfolio Funds are reported at fair value and are considered to be illiquid because the investments can generally only be redeemed on a monthly or quarterly basis with lock-up periods of up to 6 months.  In addition, there were no underlying investments of Portfolio Funds for which the Fund's proportional share exceeded 5% of the Fund's net assets, other than those considered cash equivalents.
2Not income producing.
3Unaudited.
4Transparency of the underlying investments was unavailable.

The accompanying notes are an integral part of these financial statements.

Allocation by Sub-Strategy
March 31, 2010
(Unaudited)

Blue Rock Market Neutral Fund, LLC

Statement of Assets, Liabilities and Members’ Capital
March 31, 2010

ASSETS
Investments at fair value (cost: $131,532,964)	$147,136,198
Receivable for investments sold	804,469
Prepaid insurance	20,996
Interest receivable	55

Total Assets	147,961,718

LIABILITIES
Members' redemptions payable	1,975,454
Management fees payable	215,915
Fund administration and accounting fees payable	21,438
Other accrued expenses	3,417

Total Liabilities	2,216,224

NET ASSETS	$145,745,494

MEMBERS’ CAPITAL
Contributed capital - net	$130,142,260
Net unrealized appreciation on investments	15,603,234

Total Members’ Capital	$145,745,494

The accompanying notes are an integral part of these financial statements.

Blue Rock Market Neutral Fund, LLC

Statement of Operations
Year Ended March 31, 2010

INVESTMENT INCOME
Interest	$9,689

Total income	9,689

EXPENSES
Management fees	1,589,698
Fund administration and accounting fees	158,677
Professional fees	102,703
Insurance expense	33,430
Board of Managers’ fees	28,939
Custodian fees	6,320
Miscellaneous expenses	50,035
Total expenses before waiver	1,969,802
Expense waiver	(56,590)

Net expenses	1,913,212

Net Investment Loss	(1,903,523)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	12,812,866
Net change in unrealized appreciation/depreciation on investments	1,424,544

Net Realized and Unrealized Gain on Investments	14,237,410

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$12,333,887

The accompanying notes are an integral part of these financial statements.

Blue Rock Market Neutral Fund, LLC

Statement of Cash Flows
Year Ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital resulting from operations	$12,333,887
Adjustments to reconcile net increase in members’ capital
resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(12,812,866)
Net change in unrealized appreciation/depreciation on investments	(1,424,544)
Purchases of Portfolio Funds	(39,805,000)
Sales of Portfolio Funds	104,608,430
Increase in receivable for investments sold	(804,469)
Increase in prepaid insurance	(6,970)
Decrease in interest receivable	3,493
Increase in management fees payable	70,680
Decrease in professional fees payable	(76,436)
Increase in fund administration and accounting fees payable	9,847
Decrease in other accrued expenses	(3,929)
Net decrease in short-term investments	4,191,505

Net Cash Provided by Operating Activities	66,283,628

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	14,250,000
Increase in members' redemption payable	1,975,454
Capital withdrawals	(82,509,082)

Net Cash Provided by Financing Activities	(66,283,628)

NET CHANGE IN CASH	-

Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

Blue Rock Market Neutral Fund, LLC

Statements of Changes in Net Assets
Year Ended March 31, 2010

	Year	Year
	Ended	Ended
	March 31, 2010	March 31, 2009

OPERATIONS
Net investment loss	$(1,903,523)	$(2,239,755)
Net realized gain on investments	12,812,866	5,071,930
Net change in unrealized appreciation/depreciation on investments	1,424,544	(10,455,414)

Net Increase/(Decrease) in Members’ Capital Resulting From Operations	12,333,887	(7,623,239)

MEMBERS’ CAPITAL TRANSACTIONS
Capital contributions	14,250,000	25,026,161
Capital withdrawals	(82,509,082)	(7,860,138)

Net Increase in Members’ Capital Resulting From Capital Transactions	(68,259,082)	17,166,023

INCREASE IN MEMBERS’ CAPITAL	(55,925,195)	9,542,784

MEMBERS’ CAPITAL
Beginning of year	201,670,689	192,127,905

End of Year	$145,745,494	$201,670,689

The accompanying notes are an integral part of these financial statements.

Blue Rock Market Neutral Fund, LLC

Financial Highlights

Supplemental data and ratios	Total Return	Net Assets End of Year (000s)	Ratio of Net Expenses to Average Monthly Net Assets [1,3]		Ratio of Net Investment Loss to Average Monthly Net Assets [1,3]	Portfolio Turnover Rate

Year Ended March 31, 2010	6.39%	$145,745	1.04%		(1.03)%	22%

Year Ended March 31, 2009	(3.61)%	$201,671	1.13%		(1.12)%	31%

Year Ended March 31, 2008	8.56%	$192,128	1.30%		(1.24)%	36%

Year Ended March 31, 2007	8.14%	$166,358	1.30%		(1.27)%	28%

Year Ended March 31, 2006	8.01%	$68,590	1.30	% [2]	(1.25)%[2]	44%

1 Net of recapture and reimbursements/waivers.  Absent recapture and reimbursements/waivers of expenses by the Adviser, the ratio of expenses and net investment loss to average net assets would have been 1.07% and (1.06)% for the year ended March 31, 2010;
1.10% and (1.09)% for the year ended March 31, 2009; 1.14% and (1.08)% for the year ended March 31, 2008; 1.24% and (1.21)% for the year  ended March 31, 2007; and 1.51% and (1.45)% for the year ended March 31, 2006.
2 Includes the amortization of offering costs.  The offering costs were expensed over the first 12 months of the Fund's operations and will not be recurring.
3 These ratios do not include the income, expenses or incentive fee allocation of the Portfolio Funds.

The above ratios may be different for individual members based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements
March 31, 2010

(1) Organization

Blue Rock Market Neutral Fund, LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company.  The Fund was formed on March 29, 2004, and commenced operations on July 1, 2004.  The Fund's investment objective is to provide capital appreciation while seeking to limit exposure to market risk.  The Fund seeks to accomplish this objective by investing its assets primarily in private investment funds (“Portfolio Funds”) that are managed by a  select group of portfolio managers (“Portfolio Managers”) that utilize “low net exposure long-short market-neutral” investment strategies.

The investment adviser of the Fund is Blue Rock Advisors, Inc. (the “Adviser”).  The power to manage and control the business affairs of the Fund is vested in the Board of Managers (the “Board of Managers”), including the exclusive authority to establish and oversee policies regarding the management, conduct, and operation of the business of the Fund.  UMB Fund Services, Inc. serves as the Fund’s Administrator, Fund Accountant and Recordkeeper.  Limited liability company interests in the Fund (“Interests”) are sold in private placement to investors.  Investors who acquire Interests in the Fund will become members of the Fund (“Members”).  Members will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund.  The Board of Managers, from time to time and in their complete and exclusive discretion, may determine to cause the Fund to repurchase Interests.  The Adviser expects to recommend to the Board of Managers at each quarterly board meeting that it authorize the Fund to conduct a repurchase offer.

(2) Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(a) Security Transactions

Purchases and sales of investments in Portfolio Funds are recorded on the effective date as specified in the Portfolio Fund’s investment agreement. Cash that is invested by the Fund prior to this date is recorded as an investment funded in advance.  Purchases and sales of other securities are accounted for on a trade-date basis.  Realized gains and losses are recognized at the time of withdrawal from a Portfolio Fund and are calculated based on identified cost.  Unrealized gains and losses are reflected in operations when changes between the carrying value and fair value of the Portfolio Fund occur.

(b) Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

Investments in Portfolio Funds are valued at their fair value, in accordance with the Fund’s limited liability company agreement (“LLC Agreement”) and the valuation procedures approved by the Board of Managers.  Ordinarily, this fair value will represent the values determined by the administrators or Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds’ valuation policies and as reported by the Portfolio Funds’ administrators or Portfolio Managers.  Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund in valuing its own investments.  The Adviser attempts to confirm the accuracy of each Portfolio Fund’s monthly valuation by reviewing periodic financial information obtained from the Portfolio Funds (e.g., Portfolio Fund audited financial statements and Portfolio Fund position reports).

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements
March 31, 2010

As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets.  The Adviser or, in certain cases, the Board of Managers, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund.  Following procedures adopted by the Board of Managers, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund may consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers.

All of the Fund’s investments in Portfolio Funds are considered to be illiquid and as such, the valuation of these investments involves various judgments and consideration of factors that may be subjective.

(c) Income Taxes

The Fund has adopted the authoritative guidance for uncertainty in income taxes included in FASB Accounting Standards Codification (“ASC”) 740, Income Taxes (formerly FASB Interpretation No. 48). This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce net assets. The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has identified the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of such guidance for any of the Fund’s open tax years.  The following is the major tax jurisdiction for the Fund and the earliest tax year subject to examination: United States – 2005, including all subsequent tax years of the Fund.

No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements.  Each Member is responsible for reporting income or loss, based upon their respective share of the Fund’s income and expenses as reported for income tax purposes, to the extent required by federal and state income tax laws and regulations.

(d) Investment Income

Interest and dividend income is recognized on an accrual basis.  The Portfolio Funds in which the Fund invests do not regularly distribute income and realized gains from their underlying investment activity.  Such undistributed amounts are captured in the value of the Portfolio Funds in the form of unrealized appreciation (depreciation).  To the extent a distribution is made by a Portfolio Fund, the distribution would decrease the cost basis of that Portfolio Fund until the cost is zero at which point a distribution is recorded as a realized gain.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

(e) Short-Term Investments

Short-term investments maturing in more than 60 days from the valuation date are valued at the market price or approximate fair value based on current interest rates; those maturing in 60 days or less are valued at amortized cost which the Adviser believes approximates fair value.  Short-term investments consist of the Fidelity Institutional Money Market Treasury Portfolio and is recorded at net asset value.  See Note (10) for Fair Value Measurements.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP may require management to make estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

(3) Expenses of the Fund

The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the advisory agreement.  Examples of expenses borne by the Fund include legal fees, audit and tax fees, administration fees, custody fees, costs of insurance, organizational and registration expenses, offering costs and costs associated with meetings of the Board of Managers and Members.  Expenses are recognized on an accrual basis.  The expense waiver in the Statement of Operations was a one-time, voluntary absorption of Fund expenses by the Adviser.  The amount waived equaled the aggregate amount that was accrued to the administrator during the period from April 1, 2009 through July 31, 2009 under the Fund’s Administration, Fund Accounting and Recordkeeping Agreement.

(a) Expense Limitation and Reimbursement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation”) under which the Adviser will waive its fees or pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.30% per annum of the Fund's average monthly net assets excluding expenses in the Portfolio Funds.

In consideration for the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser such amounts.  Reimbursement to the Adviser will only be made to the extent that it does not cause the Fund’s ordinary expenses to exceed the Expense Limitation.  Contractual expense reimbursements were $0 for the year ended March 31, 2010.  As of March 31, 2010, there were no expenses carried forward that are subject to potential recapture by the Adviser.

(b) Management Fees

The Fund pays the Adviser a management fee as compensation for its services to the Fund.  The management fee is accrued and payable monthly and is calculated by applying the following annual rates to the average monthly net assets of the Fund determined at the close of each month: 1.00% to the portion of net assets not exceeding $30 million; 0.90% to the portion of net assets exceeding $30 million, but not exceeding $100 million; and 0.80% to the portion of net assets in excess of $100 million.  Management fees were $1,589,698 for the  year ended March 31, 2010.

(c) Placement Agent

Placement agents may be retained by the Fund to assist in the placement of Interests.  A placement agent will generally be entitled to receive a fee from each Member whose Interests the agent places.  The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in the Fund.  Placement agents may also be reimbursed by the Fund with respect to certain out-of-pocket expenses.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

At this time, Blue Rock Global Partners, Inc. serves as the sole placement agent of Interests.  For the year ended March 31, 2010, Blue Rock Global Partners, Inc. has earned $0 in fees related to the placement of Interests in the Fund.

(d) Board of Managers’ Fees

Each Manager who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual retainer of $10,000.  Any Manager who is an “interested person" does not receive any annual or other fee from the Fund.  All Managers are reimbursed for all reasonable out of pocket expenses.

(e) Expenses of Portfolio Funds

With respect to the Fund’s investments in Portfolio Funds, the Fund may indirectly or directly pay an investment advisory fee which is deducted from the value of the Fund’s investment. In addition, the Fund may indirectly pay an incentive fee of up to 20% of the Portfolio Fund’s net profits, which is also deducted from the value of the Fund’s investment.

(4) Members’ Capital Accounts

(a) Contributions

The Fund offers Interests once a month, generally at the beginning of each month or more or less frequently in the sole discretion of the Board of Managers.  These Interests in the Fund are not unitized pursuant to the terms of the LLC agreement.  All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription.  The minimum initial investment in the Fund is $500,000.  Subsequent investments must be at least $250,000.  These minimums may be modified by the Board of Managers from time to time, and they may be waived by the Fund for certain investors.  The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

(b) Withdrawals

The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Members.  Repurchases are made at such times and on such terms as determined by the Board of Managers, in its sole discretion, and generally includes an offer to repurchase a specified dollar amount of outstanding Interests.  In determining whether and when the Fund should repurchase Interests, the Board of Managers considers recommendations from the Adviser.

(c) Allocation of Profits and Losses

Net profits or net losses of the Fund are allocated to the Members in accordance with the terms of the LLC Agreement.  In general, each Member shares in the profits and losses of the Fund in proportion to their respective Interests in the Fund.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

(5) Investment Transactions

The cost of purchases of Portfolio Funds and proceeds from the redemptions of Portfolio Funds were $39,805,000 and $104,608,430, respectively, for the year ended March 31, 2010.

At December 31, 2009, the cost of investments for Federal income tax purposes was $162,724,459 (including short-term investments).  The net unrealized depreciation on investments based on this cost was $15,588,261, consisting of $0 gross unrealized appreciation and $15,588,261 gross unrealized depreciation.  The difference between book cost basis and tax cost basis is attributable primarily to the realization for tax purposes of net investment income (loss) and net realized gains (losses) allocated to the Fund from the underlying Portfolio Funds.

(6) Investments in Affiliates

The Fund has waived all voting rights in all of the underlying Portfolio Funds.  Had the Fund not done so, each of the Portfolio Funds may be regarded as an “affiliate”; as such term is defined in the 1940 Act, of the Fund.

(7) Contingencies and Commitments

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(8) Off Balance Sheet Risk

An investment in the Fund involves risk and is suitable only for persons who can afford fluctuations in the value of their capital and have limited need for liquidity in their investment.  There is no assurance that the investment strategies employed by the Adviser will achieve the goals of the Fund.  In the normal course of business, the Fund and the Portfolio Funds in which the Fund may invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps.  The Fund did not enter into any of these transactions for the year ended March 31, 2010.

(9) Related Party Transactions

Other than certain Fund expenses discussed in Note (3) there are no related party transactions for the year ended March 31, 2010.

(10)  Fair Value Measurements

The Fund implemented FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), as of January 1, 2008. ASC 820 establishes a fair value framework for valuing investments, discusses acceptable valuation techniques, discusses inputs to valuation techniques, establishes a fair value hierarchy that prioritizes the inputs, and requires extensive financial statement disclosures about the valuation. Under ASC 820 various inputs are used in determining the value of the Fund’s investments.

These inputs are summarized into three broad levels and described below:

•           Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

•           Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Quoted prices for identical or similar assets in markets that are less active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•           Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The Fund’s investments consist primarily of investments in Portfolio Funds.  The Portfolio Funds calculate net asset value per share (or its equivalent member units or ownership interest in partners’ capital).  The Fund, as a practical expedient, measures the fair value of an investment in Portfolio Funds on the basis of net asset value per share (or its equivalent).  The classification level within the fair value hierarchy is determined by the Fund’s ability to redeem the investment with the investee at net asset value per share (or its equivalent) at the measurement date.

The Fund determined that the investments in Portfolio Funds were redeemable at net asset value (or its equivalent) at March 31, 2010, and therefore classified as Level 2 in the table below.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Investment Funds
Bermuda	$-	$7,382,383	$-	$7,382,383
British Virgin Islands	-	15,756,497	-	15,756,497
Cayman Islands	-	113,720,339	-	113,720,339
Ireland	-	1,023,957	-	1,023,957
Limited Partnerships
United States	-	2,838,332	-	2,838,332
Short-term Investments	6,414,690	-	-	6,414,690
Total	$6,414,690	$140,721,508	-	$147,136,198

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment Funds				Limited Partnerships
	Bermuda	British Virgin Islands	Cayman Islands	Ireland	United States
Beginning Balance 4/1/2009	$13,711,799	$15,547,165	$155,282,368	$1,062,830	$5,683,365
Transfer Out of Level 3	(13,711,799)	(15,547,165)	(155,282,368)	(1,062,830)	(5,683,365)
Ending Balance 3/31/2010	$-	$-	$-	$-	$-

The significant transfers out of Level 3 are due to the adoption of ASU 2009-12, Investment in Certain Entities That Calculate Net Asset Value, during the year, as discussed below.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of that investment.

The Fund has $140,721,508 of investments in Portfolio Funds which are reported at fair value. The Adviser has concluded the net asset value reported by the Portfolio Funds approximates the fair value of the Portfolio Funds. These investments are redeemable with each Portfolio Fund at net asset value under the original terms of the fund agreements and/or subscription agreements and operations of the Portfolio Funds.  However, it is possible that these redemption rights may be restricted or eliminated by the Portfolio Funds in the future in accordance with the underlying Portfolio Fund agreements. The vast majority of the underlying securities held by the Portfolio Funds are liquid public equities, priced daily on a recognized exchange.  However, changes in market conditions and the economic environment may significantly impact the net asset value of the Portfolio Funds and, consequently, the fair value of the Fund’s interests in the Portfolio Funds.  Furthermore, changes to the liquidity provisions of the Portfolio Funds may significantly impact the fair value of the Fund’s interest in the Portfolio Funds.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

As noted above, the Fund adopted ASU 2009-12 during the year. ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

The Fund has elected to use the NAV, as calculated on the reporting entity’s measurement date, as the fair value of the investment. A listing of the investments held by the Fund is provided in the schedule of investments. All of Fund’s investments in Portfolio Funds are categorized as low-net market neutral equity funds. Redemptions from the Portfolio Funds are permitted at various periods ranging from monthly to annually with a notice period of 30 to 120 days. There are currently no redemption restrictions for the Portfolio Funds. The Fund had no unfunded commitments at March 31, 2010.  The information summarized herein represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(11) New Accounting Pronouncements

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(12) Subsequent Events

In accordance with ASU 2010-09, Amendments to Certain Recognition and Disclosure Requirements, which among other things, clarifies the date which entities are required to evaluate subsequent events through and the scope of the disclosure requirements, management has evaluated the impact of all subsequent events of the Fund through the date the financial statements are issued.

Blue Rock Market Neutral Fund, LLC

Notes to the Financial Statements (continued)
March 31, 2010

Between April 1, 2010 and May 1, 2010, the Fund withdrew $8,075,858 from two Portfolio Funds and invested $24,400,000 with twelve Portfolio Funds.  Also, between April 1, 2010 and May 1, 2010, two new Members and one existing Member contributed $26,406,356.

KPMG LLP

4200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN  55402

Report of Independent Registered Public Accounting Firm

The Board of Managers and Members of
Blue Rock Market Neutral Fund, LLC:

We have audited the accompanying statement of assets, liabilities, and members’ capital of Blue Rock Market Neutral Fund, LLC (the Fund), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2010 and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the portfolio funds owned as of March 31, 2010, by correspondence with the custodian and the portfolio funds or by other appropriate auditing procedures where replies from the portfolio funds were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2010, and the results of its operations, its cash flows, its changes in net assets, and its financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KMPG LLP

Minneapolis, Minnesota
May 28, 2010

Blue Rock Market Neutral Fund, LLC

Managers and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Complex Overseen by Managers	Present or Past (within 5 years) Other Directorships Held by Mangers

Board of Managers:

Patrick L. Cutshall, CPA, CFA 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 45	Manager	Manager since 2004	Manager – Investments, ALLETE, Inc. (January 2009 – present); Retirement Fund Manager, ALLETE, Inc. (2002 – 2009); Portfolio Manager, ALLETE, Inc. (1990 – 2002)	1	N/A

Alan J. Wilensky 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 63	Manager	Manager since 2004	Attorney, self-employed (2003 – present); Attorney, Grey, Plant & Moody (2001 – 2003); Attorney, self-employed (2001); Financial Advisor, Sanford C. Bernstein & Co., Inc. (1998 – 2001)	1	Director, The 614 Company; Director, Applied Strategies, Ltd.; Director, The Gage Group, LLC; Director, Micromatics, LLC; Director, Packaging Incorporated

David F. Dalvey 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 52	Manager	Manager since 2004	Venture Capital Fund Manager, Brightstone Capital, LLC (2000 – present); President, Dalvey Corporation (2000 – present)	1	Partner, Brightstone Capital, LLC; Managing Partner, Mount Yale Venture Fund, L.P.

Interested Manager:

Robert W. Fullerton 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 50	Manager, Principal Executive Officer	Manager, Principal Executive Officer since 2004	Principal, President, Blue Rock Advisors, Inc. (1989 – present)	1
Principal, Blue Rock Capital Fund, L.P., Blue Rock Capital Fund II, L.P., Blue Rock Core Equity Portable Alpha Fund I, L.P., Blue Rock Fixed Income Portable Alpha Fund II, L.P., Blue Rock Emerging Manager Fund, L.P., Director, ER Wagner Manufacturing, Director, Fullerton Lumber Company, Managing Partner, Dalton Association, Partner, Fullerton, LLC

Officers of the Fund:

Angela M. Knutzen 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 34	Chief Compliance Officer	Officer since 2004	Chief Compliance Officer, Blue Rock Advisors, Inc. (2004 – present); Director of Operations, Blue Rock Advisors, Inc. (2002 – present); Research Associate, Blue Rock Advisors, Inc. (2000 –2002)	N/A	N/A

Mark F. Steen 445 East Lake Street, Suite 230 Wayzata, MN 55391 Age: 43	Principal Financial Officer	Officer since 2004	Principal, Director of Research, Vice President and Secretary, Blue Rock Advisors, Inc. (1991 – present)	N/A	N/A

OTHER INFORMATION (Unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-221-5919.  It is also available on the Securities and Exchange Commission's (the "SEC’s") website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-888-221-5919, and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advisory Agreement Approval

The investment advisory agreement by and between Blue Rock Market Neutral Fund, LLC, a Delaware limited liability company (the "Fund"), and Blue Rock Advisors, Inc., a Delaware corporation (the "Adviser") (the "Advisory Agreement"), may be continued in effect from year to year subject to approval by: (i) the Board of Managers of the Fund (the "Board"); or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund; provided that, in either event, the continuance must also be approved by a majority of the managers who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

At a meeting of the Board held on March 9, 2010, all of the Managers, including all of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year. In considering whether to renew the Advisory Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Fund by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day to day management of the Fund's assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) The nature, extent and quality of services provided by the Adviser

The Managers reviewed the services that the Adviser provides to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that are entered into on behalf of the Fund. The Board noted that, in addition to the investment advisory services provided to the Fund under the Advisory Agreement, the Adviser and its affiliates also provide certain administrative and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting services. The Board also reviewed the material terms of the Advisory Agreement and the scope of services required to be provided under such agreement. Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Advisory Agreement and that the quality of these services was satisfactory.

(b) Investment performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Board also considered the investment performance of the Fund, and compared the performance of the Fund to that of other investment vehicles managed by the Adviser and to various indices covering periods since the Fund's inception. The Board concluded that the Fund's performance was satisfactory.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund

The Managers also considered the cost of the services provided by the Adviser. Under the Advisory Agreement, the Fund pays the Adviser a fee at the following annual rates: 1.00% to the portion of net assets not exceeding $30 million; 0.90% to the portion of net assets exceeding $30 million, but not exceeding $100 million; and 0.80% to the portion of net assets in excess of $100 million. The Board considered that, in addition to the fees charged by the Adviser, the Fund also bears the advisory fees charged by the funds comprising the Fund's investment portfolio (the "Portfolio Funds"). The Managers considered both the services rendered and the fees paid under the Advisory Agreement. In particular, the Board evaluated the Fund's contractual fee rate for advisory services as compared to the contractual fee rate of other closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's advisory fees compared favorably to the fees paid by such other similar registered funds. The Managers also took into account the relatively low expense cap agreed to by the Adviser which caps the Fund's total expense ratio at 1.30% per annum of the Fund's average monthly net assets (excluding the expenses charged by Portfolio Funds).

The profitability realized by the Adviser was also considered. The Board relied principally on information furnished by the Adviser relating to the costs and profitability of the Adviser from its relationship with the Fund (the "Profitability Analysis"). Representatives of the Adviser said that the Adviser receives no material indirect benefits from its relationship with the Fund. After reviewing the information contained in the Profitability Analysis, the Board determined that given the overall performance of the Fund and the quality of services provided, the current profitability of the Adviser was not excessive.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Managers considered that the Advisory Agreement provides for lower fees as assets increase at pre-established breakpoints. It was noted that, since the Fund's asset level has exceeded $100 million, the Fund is in a position to achieve an even lower effective fee rate as new assets come in. The Managers then concluded that the Advisory Agreement satisfactorily provides for the ability to realize economies of scale.

Conclusion

Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the Fund's level of advisory fees to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present at the March 9, 2010 meeting, including all of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year.

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)
(1) Code of Ethics. Incorporated by reference to the Registrant's Form N-CSR filed on June 5, 2008.  (SEC Accession No. 0001144204-08-033821)
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

(a)
(1)
(i) The Registrant’s board of managers has determined that the Registrant has an audit committee financial expert serving on its audit committee
(ii) Not applicable.

(2) Manager Pat Cutshall has been named the audit committee financial expert and he is “independent” as such term is defined in Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

Fiscal year ended March 31, 2009                                                                $21,250
Fiscal year ended March 31, 2010                                                                $21,250

(b) Audit-Related Fees.

None.

(c) Tax Fees.
The aggregate fees billed for professional services rendered by the principal accountant for review of tax filings and tax advice are as follows:

Fiscal year ended March 31, 2009                                                                $13,000
Fiscal year ended March 31, 2010                                                                $18,600

(d) All Other Fees.

None.

(e)
(1)
The Registrant’s audit committee has adopted an Audit Committee Charter (the “Charter”) that requires that the audit committee review the scope and plan of the independent public accountants’ annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.  The Charter does not permit delegation of these responsibilities.

(2)	During fiscal year 2010, 100% of the services provided by the Registrant’s principal accountant described in paragraph (b) – (d) of this Item were pre-approved by the audit committee.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities in unaffiliated issuers is included as part of the report to members filed under Item 1 hereto.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BLUE ROCK ADVISORS, INC.
PROXY VOTING POLICIES AND PROCEDURES

Blue Rock Advisors, Inc. (the "Adviser") provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds").  The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act.  Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies").  An Investment Committee Member is responsible for the actual voting of all proxies in a timely manner, while the Chief Compliance Officer, is responsible for monitoring the effectiveness of the Policies.  (See Section IV. "Procedures for Proxies".)  The Policies attempt to generalize a complex subject.

The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein.  The rationale for any such departure will be memorialized in writing by the Chief Compliance Officer.

I.           General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the client fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

-	the impact on the value of the returns of the Fund;

-	the attraction of additional capital to the Fund;

-	alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

-	the costs associated with the proxy;

-	impact on redemption or withdrawal rights;

-	the continued or increased availability of portfolio information; and

-	industry and business practices.

II.           Specific Policies

A.           Routine Matters

Routine matters are typically proposed by Management of a company and meet the following criteria:  (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the client fund.

The Adviser will generally vote for the following proposals:

1.	To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

2.	To elect or re-elect Board members.

3.	To appoint or elect auditors.

4.	To set time and location of annual meeting.

5.	To establish a master/feeder structure without a significant increase in fees or expenses.

6.	To change the fiscal year or term of the Fund.

7.	To change in the name of a Fund.

B.           Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the "Owners")).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

1.  Structure, Management and Investment Authority

On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

a.  Approval or Renewal of Investment Advisory Agreements

i.  proposed and current fee schedules

ii.  performance history of the Fund

iii.  continuation of management talent

iv.  alignment of interests between Management and Owners

b.  Termination or Liquidation of the Fund

i.  terms of liquidation

ii. past performance of the Fund

iii. strategies employed to save the Fund

c. Increases in Fees or Expenses

i.  comparison to industry standards

ii.  potential impact on the value of the returns of the Fund

iii. retention of management talent

2.  Share Classes and Voting Rights

Unless exceptional circumstances exist, the Adviser will vote against the following proposals:

a.  To establish a class or classes with terms that may disadvantage other classes.

b.  To introduce unequal voting rights.

c. To change the amendment provisions of an entity by removing investor approval requirements.

C.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

D.           Abstaining from Voting or Affirmatively Not Voting

The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the client fund.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  At this time, due to certain legal constraints under the Investment Company Act of 1940, as amended, the Adviser expects that it will not exercise voting rights with regard to investments in Funds.

III.           Conflicts of Interest

At times, conflicts may arise between the interests of the client fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand.  If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.           if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

B.           if the Adviser believes it is in the best interests of the client fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

C.           if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the client fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (i.e. against the perceived or actual conflict).  The Adviser will memorialize the rationale of such vote in writing; and

D.           if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy:  (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the client fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Chief Compliance Officer.

IV.           Procedures for Proxies

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above.  All proxies identified as "routine" will be voted by the Investment Committee in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies.  Upon making a decision, the proxy will be executed and returned to a designated Investment Committee Member for submission to the company.  Upon receipt of an executed proxy, the designated Investment Committee Member will update the client fund's proxy voting record.  The designated Investment Committee Member is responsible for the actual voting of all proxies in a timely manner.  The Chief Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Adviser determines that the client fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision.  The designated Investment Committee Member will execute the proxy in accordance with such third party's or committee's decision.

V.           Record of Proxy Voting

The Chief Compliance Officer will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Chief Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser's written response to any request (oral or written) from an investor in a fund for proxy voting information.

The Chief Compliance Officer will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

Adopted: September 28, 2004

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The day-to-day management of the Fund's portfolio is the responsibility of the Investment Committee. The Investment Committee is comprised of employees of Blue Rock Advisors, Inc., the Fund's investment adviser (the "Adviser").  The members of the Investment Committee are: Robert W. Fullerton, Mark F. Steen and Robbie J. Burkhart.   The Investment Committee is jointly led by Messrs. Fullerton and Steen.

Robert W. Fullerton is a Principal of the Adviser.  Mr. Fullerton has been in the investment business since 1983.  His primary responsibilities include portfolio management and due diligence.  Prior to founding Blue Rock Advisors, Inc. in 1989, Mr. Fullerton started his investment career as an account executive with the investment firm John G. Kinnard & Company in 1983.  From 1985 to 1988, he was an associate with Paragon Network, Inc., a Minneapolis-based merchant banking and financial advisory firm.  His responsibilities included due diligence and corporate finance advisory services.  He graduated from Merrimack College in 1982 with a B.A. in History and attended the Wharton School’s Executive Program on Financial Management in April of 1988.

Mark F. Steen, CFA is a Principal of the Adviser.  His primary responsibilities include investment manager research and evaluation.  Mr. Steen is a member of Blue Rock’s investment committee.  Mr. Steen has been in the investment business since 1990.  Prior to joining Blue Rock in 1991, he worked at Prudential-Bache Securities as a research analyst for a Senior Investment Consultant specializing in the management of Taft-Hartley accounts.  His responsibilities included evaluation and research of traditional money managers.  Mr. Steen graduated from the University of Minnesota Carlson School of Management in 1990 with a B.S.B. in Finance.  Mr. Steen is a CFA charterholder.  He is a member of the CFA Society of Minnesota and the CFA Institute.

Robbie J. Burkhart, CFA is a Principal of the Adviser.  His primary responsibilities include investment manager research and evaluation.  Mr. Burkhart is a member of Blue Rock’s investment committee and has been in the investment business since 1997.  Prior to joining Blue Rock Advisors, Inc., he managed corporate cash and pension assets for ALLETE, Inc.  He joined their investment group in 1998 and served as the lead analyst of alternative investment strategies for a portfolio in excess of $200 million.  In addition, in early 1999 he co-developed a risk arbitrage strategy and actively managed that strategy as its portfolio manager from inception.  In early 2002 he co-developed a fundamental and quantitative LSMNE strategy and served as the portfolio manager from inception.  Prior to joining the ALLETE investment group, Mr. Burkhart worked as an internal auditor for ALLETE performing financial and operational audits of ALLETE subsidiaries located throughout North America.  Mr. Burkhart graduated from the University of Wisconsin-Superior with a B.S. in Accounting in May 1997 and the University of Minnesota Carlson School of Management with an MBA in March 2006.  He is a member of the Beta Gamma Sigma national honor society.  He passed the Uniform Certified Public Accountant examination in May 1998 and received the “President’s Award” from the Minnesota Society of Certified Public Accountants for receiving the top score in the state of Minnesota on that exam.  Mr. Burkhart is a CFA charterholder.  He is a member of the CFA Society of Minnesota and the CFA Institute.

(2)
The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Robert W. Fullerton	1	$151,500,000	5	$833,200,000	0	N/A
Mark F. Steen	1	$151,500,000	5	$833,200,000	0	N/A
Robbie J. Burkhart	1	$151,500,000	5	$833,200,000	0	N/A

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
Robert W. Fullerton	0	N/A	5	$833,200,000	0	N/A
Mark F. Steen	0	N/A	5	$833,200,000	0	N/A
Robbie J. Burkhart	0	N/A	5	$833,200,000	0	N/A

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(3) Messrs. Fullerton and Steen serve as the controlling shareholders of the Adviser. The compensation paid to Messrs. Fullerton and Steen consists of salary as well as a distribution of the overall profits of the Adviser after all expenses. Overall compensation levels are established by Messrs. Fullerton and Steen. Compensation for Mr. Burkhart is a combination of a fixed salary and a bonus.  The bonus for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as deemed appropriate by the senior management of the Adviser.  As part of their compensation, the portfolio managers also have 401(k) plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan.  The Adviser may, in its discretion, contribute a certain percentage to employee 401(k) plans.

(4) The following table sets forth the dollar range of interests beneficially owned by the portfolio managers as of March 31, 2010.

Portfolio Manager	Dollar Range

Robert W. Fullerton	None
Mark F. Steen	None
Robbie J. Burkhart	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)
(1)	Code of Ethics. Incorporated by reference to the Registrant's Form N-CSR filed on June 5, 2008. (SEC Accession No. 0001144204-08-033821)

(2)	Certifications, as required by Rule 30a-2(a) under the 1940 Act, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)           Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Blue Rock Market Neutral Fund, LLC

By (Signature and Title)	/s/ Robert W. Fullerton
Robert W. Fullerton
Principal Executive Officer
Date	June 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Fullerton
Robert W. Fullerton
Principal Executive Officer
Date	June 2, 2010

By (Signature and Title)	/s/ Mark F. Steen
Mark F. Steen
Principal Financial Officer
Date	June 2, 2010